UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

TONIX PHARMACEUTICALS HOLDING CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TONIX PHARMACEUTICALS HOLDING CORP.
26 Main Street, Suite 101
Chatham, New Jersey 07928
Telephone: (862) 799-8599

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of the shareholders of Tonix Pharmaceuticals Holding Corp. (the “Company” or “Tonix”) will be held on Wednesday, October 30, 2024, at 11:00 a.m. Eastern Time. The Special Meeting will be held via the internet. Shareholders will be able to listen, vote and ask questions regardless of location via the internet by registering at http://web.viewproxy.com/tonixpharma/2024/ by using the control number included on your notice regarding the availability of proxy materials, proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. You will not be able to attend the Special Meeting in person. The Special Meeting is being held for the purposes of:

1.	The approval of a proposal to authorize the Company’s Board of Directors (the “Board”), in its discretion at any time within one year after shareholder approval is obtained, to effect a reverse stock split of then-outstanding shares of the Company’s common stock, at a ratio of not less than one-for-two (1:2) and not greater than one-for-hundred (1:100), with the exact ratio to be determined by the Company’s Board and included in a public announcement (the “Reverse Stock Split Proposal”);

2.	The approval of an amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized shares of common stock to 1,000,000,000 in the event a reverse stock split of our common stock is effectuated prior to approval of the Reverse Stock Split Proposal (the “Proposal to Increase Authorized Shares”); and

3.	The consideration of any other matters that may properly come before the Special Meeting.

Only shareholders of record at the close of business on September 12, 2024, will be entitled to attend and vote at the meeting. The proxy materials will be furnished to shareholders on or about September 23, 2024.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Seth Lederman
Seth Lederman
Chief Executive Officer and Chairman of the Board of Directors
September 23, 2024

You are cordially invited to attend the virtual Special Meeting of shareholders via live webcast by registering at http://web.viewproxy.com/tonixpharma/2024/. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote if you attend the virtual meeting via webcast. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

TONIX PHARMACEUTICALS HOLDING CORP.
26 Main Street, Suite 101
Chatham, New Jersey 07928
Telephone: (862) 799-8599

PROXY STATEMENT
FOR THE 2024 SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, OCTOBER 30, 2024

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Tonix Pharmaceuticals Holding Corp. (the “Company”), for use at the Special Meeting of the Company’s shareholders to be held on Wednesday, October 30, 2024, at 11:00 a.m. Eastern Time and at any adjournments thereof (the “Special Meeting”). Whether or not you expect to attend the meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about September 23, 2024.

Revocability of Proxy and Solicitation

Any shareholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Special Meeting in person via attendance at the virtual Special Meeting and voting the shares of stock, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. We have engaged Alliance Advisors, LLC (“Alliance”) as the proxy solicitor for the Special Meeting. Some of our officers and other employees may also solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

Record Date

Shareholders of record at the close of business on September 12, 2024 (the “Record Date”), will be entitled to receive notice of, attend and vote at the meeting.

Action to be Taken Under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Seth Lederman, our Chief Executive Officer, and Bradley Saenger, our Chief Financial Officer, or either one of them who acts, will vote:

●	FOR approval of Reverse Stock Split Proposal;

●	FOR approval of the Proposal to Increase Authorized Shares; and

●	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

Vote Required; Quorum; Broker Non-votes

As of September 12, 2024, there were 127,874,517 shares of common stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company. Shareholders are entitled to one vote for each share of common stock held by them.

One-third (1/3) of the outstanding shares, or 42,624,839 shares, present in person by webcast or represented by proxy, will constitute a quorum at the Special Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take shareholder action, shareholders of record who are present at the Special Meeting in person by webcast or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Tonix Pharmaceuticals Holding Corp. (sometimes referred to as the “Company,” “Tonix,” “we” or “us”) is soliciting your proxy to vote at the Special Meeting of Shareholders. According to our records, you were a shareholder of the Company as of the end of business on September 12, 2024.

You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement and at any postponements or adjournments of the Special Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. However, you do not need to attend the Special Meeting in person via attendance at the virtual Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. The Special Meeting will be a virtual meeting of shareholders, and will be held at 11:00 a.m. Eastern Time on Wednesday, October 30, 2024 via live webcast. For instructions on how to access the live webcast and attend the virtual Special Meeting, see “How do I attend and vote shares at the Special Meeting?”

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The Company intends to mail these proxy materials on or about  September 23, 2024, to all shareholders of record on the Record Date entitled to vote at the Special Meeting.

What am I voting on?

The following matters are scheduled for a vote:

1.	The approval of the Reverse Stock Split Proposal;

2.	The approval of the Proposal to Increase Authorized Shares; and

3.	Such other matters as may properly come before the meeting or any adjournment there.

The Board is not currently aware of any other business that will be brought before the Special Meeting.

Who can vote at the Special Meeting?

Only shareholders at the close of business on September 12, 2024 will be entitled to vote at the Special Meeting. On the Record Date, there were 127,874,517 shares of common stock outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name

If, on September 12, 2024, your shares were registered directly in your name with Tonix’s transfer agent, VStock Transfer, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person by webcast at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on September 12, 2024, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Special Meeting.

Why are you holding a virtual meeting?

To make the meeting accessible and safe to our shareholders, the Special Meeting will be held in a virtual meeting format. We have designed our virtual format to enhance shareholder access, participation and communication. For example, the virtual format allows shareholders to communicate with us in advance of the Special Meeting so they can ask questions of our management. During the Q&A session of the Special Meeting, we may answer questions to the extent relevant to the business of the Special Meeting, as time permits.

How do I attend and vote shares at the Special Meeting?

The Special Meeting will convene at 11:00 a.m. Eastern Time on October 30, 2024. In order to participate in the Special Meeting live via the Internet, you must register at www.web.viewproxy.com/tonixpharma/2024 by 11:59 p.m. Eastern Time by October 29, 2024. If you are a registered holder, you must register using the virtual control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials). If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Special Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Special Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.web.viewproxy.com/tonixpharma/2024.

On the day of the Special Meeting, if you have properly registered, you may enter the Special Meeting by logging in using the unique join link and event password you received via email in your registration confirmation.

If you encounter any difficulties accessing the Special Meeting live audio webcast during the meeting time, please email VirtualMeeting@viewproxy.com or call 1-866-612-8937.

Even if you plan to attend the live webcast of the Special Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Special Meeting.

How can I submit a question for the Special Meeting?

By accessing http://web.viewproxy.com/tonixpharma/2024/, our shareholders will be able to submit questions in writing in advance of or during the Special Meeting, vote, view the Special Meeting procedures, and obtain copies of proxy materials. Shareholders will need their unique control number which appears on their notice regarding the availability of proxy materials, the proxy card (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.

As part of the Special Meeting, we will hold a live question and answer session, during which we intend to answer questions in accordance with the Special Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Can I view the proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at http://web.viewproxy.com/tonixpharma/2024/.

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How do I vote?

You may vote “For,” “Against” or abstain from voting on each of the proposals.

If you are a shareholder of record, you may vote by proxy in any of the following ways:

●	By Internet or Telephone — If you have internet or telephone access, you may submit your proxy by following the voting instructions on the proxy card. If you vote by internet or telephone, you should not return your proxy card.

●	By Mail — You may vote by mail by completing, dating and signing your proxy card and mailing it in the envelope provided. You must sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as officer of a corporation, guardian, executor, trustee or custodian), you must indicate your name and title or capacity.

If you vote via the internet or by telephone, your vote must be received by 11:59 p.m., Eastern Time, on October 29, 2024.

You may also vote during the Special Meeting via the internet at http://www.fcrvote.com/TNXP. At this site, you will be able to vote electronically.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.” The street name holder will provide you with instructions that you must follow to have your shares voted. If you hold your shares in street name and you wish to vote during the meeting, you must obtain a proxy issued in your name from the street name holder.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the Special Meeting?

The presence, in person via attendance at the virtual Special Meeting or by proxy, of the holders of one-third (1/3rd) of the issued and outstanding common stock, or 42,624,839 shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Special Meeting, the shareholders entitled to vote at the meeting, present in person via attendance at the virtual Special Meeting or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the Reverse Stock Split Proposal (Proposal No. 1) and “FOR” approval of the Proposal to Increase to Authorized Shares (Proposal No. 2), and “FOR” approval of any adjournment of the Special Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the Reverse Stock Split Proposal and “FOR” the Proposal to Increase Authorized Shares. Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. We have engaged Alliance as the proxy solicitor for the Special Meeting for an approximate fee of $10,000 plus fees for additional services, if needed. We have also agreed to reimburse Alliance for its reasonable out of pocket expenses. Some of our officers and other employees may also, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
(833) 782-7198
TNXP@AllianceAdvisors.com

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What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Tonix Pharmaceuticals Holding Corp. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;

●	You may send a timely written notice that you are revoking your proxy to the Company at 26 Main Street, Suite 101, Chatham, New Jersey 07928, Attn: Chief Financial Officer;

●	You may attend the Special Meeting and vote online. Simply attending the meeting virtually will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted as votes cast with respect to any matter.

How many votes are needed to approve each proposal?

For approval of the Reverse Stock Split Proposal (Proposal No. 1), the approval of the majority of the votes cast is required. For approval of the Proposal to Increase to Authorized Shares (Proposal No. 2), the approval of the majority of the shares outstanding and entitled to vote as of the Record Date is required. Approval of all other matters requires the affirmative vote of a majority of the votes cast on the applicable matter at the Special Meeting in person via attendance at the virtual Special Meeting or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;

●	to allow for the tabulation and certification of votes; and

●	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be disclosed in a Form 8-K filed after the Special Meeting.

Who can help answer my questions?

If you need assistance with voting or have questions regarding the Special Meeting, please contact:

Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
(833) 782-7198
TNXP@AllianceAdvisors.com

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PROPOSAL NO. 1: APPROVAL OF REVERSE STOCK SPLIT PROPOSAL

General

On September 6, 2024, the Board unanimously adopted resolutions approving, declaring advisable and recommending to our shareholders for their approval the effectuation of a reverse stock split pursuant to Nevada Revised Statutes 78.2055, with a ratio in the range of not less than one-for-two (1:2) and not greater than one-for-one hundred (1:100), with the exact ratio to be determined by our Board in its discretion at any time within one year after shareholder approval is obtained, with respect to the then issued and outstanding shares of our common stock (the “Reverse Stock Split”). The Reverse Stock Split will also affect then outstanding options and warrants.

Approval of this proposal will grant our Board the authority, without further action by our shareholders, to carry out the Reverse Stock Split any time within one year after shareholder approval is obtained, with the exact exchange ratio and timing to be determined at the discretion of our Board (within the range indicated above) and set forth in a public announcement. Even if our shareholders approve this proposal, our Board may determine in its discretion to abandon and not to effectuate the Reverse Stock Split. In addition, our Board may determine to effect the Reverse Stock Split even if the trading price of our common stock is at or above the Minimum Bid Price Requirement (as defined below) or the Low Price Requirement (as defined below).

Background

Our common stock is currently listed on the Nasdaq Capital Market under the symbol “TNXP.” The continued listing requirements of the Nasdaq Capital Market provide, among other things, that our common stock must maintain a closing bid price in excess of $1.00 per share. On August 9, 2024, we received written notice from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that we were not in compliance with the $1.00 minimum bid price requirement for continued listing on the Nasdaq Capital Market, as set forth in Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In accordance with Listing Rule 5810(c)(3)(A), we were provided a period of 180 calendar days, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of our common stock must meet or exceed $1.00 per share for a minimum of ten consecutive trading days during this 180-day period. If we are not in compliance by the end of the 180-day period, we may be eligible for additional time to regain compliance. To qualify, we would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, except for the minimum bid price requirement. In addition, we would be required to notify Nasdaq of our intent to cure the minimum bid price deficiency. If we do not regain compliance within the allotted compliance periods, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that our common stock will be subject to delisting. We would then be entitled to appeal Nasdaq’s determination, but there can be no assurance that Nasdaq would grant our request for continued listing.

Moreover, if the closing bid price of our common stock is $0.10 or less for ten consecutive trading days (the “Low Price Requirement”), Nasdaq will provide notice that our common stock will be subject to delisting as set forth in Listing Rule 5810(c)(3)(A)(iii). We would then be entitled to appeal Nasdaq’s determination, but there can be no assurance that Nasdaq would grant our request for continued listing.

Our Board determined that the continued listing of our common stock on the Nasdaq Capital Market is beneficial for our shareholders. The delisting of our common stock from the Nasdaq Capital Market would likely have very serious consequences for us and our shareholders. If our common stock is delisted from the Nasdaq Capital Market, our Board believes that the trading market for our common stock could become significantly less liquid, which could reduce the trading price of our common stock and increase the transaction costs of trading in shares of our common stock.

Approval of this proposal will grant our Board the authority, without further action by our shareholders, to carry out the Reverse Stock Split at any time within one year after shareholder approval is obtained, with the exact exchange ratio (within the range indicated above) and timing to be determined at the discretion of our Board.

Even if our shareholders approve this proposal, our Board may determine in its discretion not to effect the Reverse Stock Split.

Effective Time

If this proposal is approved and our Board determines to effect the Reverse Stock Split, the exact timing will be determined at the discretion of our Board and set forth in a public announcement.

If this proposal is approved, no further action on the part of shareholders would be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split within one year after shareholder approval is obtained, the authority granted in this proposal to implement the Reverse Stock Split will terminate. Our Board reserves its right to elect not to proceed and abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our shareholders.

Reasons for the Reverse Stock Split

The principal purpose of the Reverse Stock Split is to decrease the total number of shares of our common stock outstanding and proportionately increase the market price of our common stock above $1.00 per share (or above the Low Price Requirement, in the event the closing bid price of common stock falls below the Low Price threshold) in order to meet the continuing listing requirements of the Nasdaq Capital Market. Accordingly, our Board approved the Reverse Stock Split Proposal in order to help ensure that the share price of our common stock meets the continued listing requirements of the Nasdaq Capital Market. Our Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares outstanding is in our and our shareholders’ best interests and is likely to increase the trading price of the shares of our common stock and improve the likelihood that we will be allowed to maintain our continued listing on the Nasdaq Capital Market. However, our Board may determine to effect the Reverse Stock Split even if the trading price of our common stock is at or above $1.00 per share (or above the Low Price Requirement, in the event the closing bid price of common stock falls below the Low Price Requirement).

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Board Discretion to Implement the Reverse Stock Split

Our Board believes that shareholder approval of a range of Reverse Stock Split ratios (rather than a single exchange ratio) is in the best interests of our shareholders because it provides our Board with the flexibility to achieve the desired results of the Reverse Stock Split and because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. If shareholders approve this proposal, our Board would carry out a reverse stock split only upon our Board’s determination that a reverse stock split would be in the best interests of our shareholders at that time. Our Board would then set the ratio for the Reverse Stock Split within the range approved by shareholders and in an amount it determines is advisable and in the best interests of the shareholders considering relevant market conditions at the time the Reverse Stock Split is to be implemented. In determining the Reverse Stock Split ratio, following receipt of shareholder approval, our Board may consider numerous factors including:

●	the historical and projected performance of our common stock;

●	general economic and other related conditions prevailing in our industry and in the marketplace;

●	the projected impact of the Reverse Stock Split ratio on trading liquidity in our common stock and our ability to maintain continued listing on the Nasdaq Capital Market;

●	our capitalization (including the number of shares of our common stock issued and outstanding);

●	the then-prevailing trading price for our common stock and the volume level thereof; and

●	the potential devaluation of our market capitalization as a result of the Reverse Stock Split.

Our Board intends to select a Reverse Stock Split ratio (within the range indicated above) that it believes would be most likely to achieve the anticipated benefits of the Reverse Stock Split.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, shareholders should consider the following risks associated with effecting the Reverse Stock Split:

●	As noted above, the principal purpose of the Reverse Stock Split is to increase the market price of our common stock in order to meet the continuing listing requirements of the Nasdaq Capital Market. However, the Reverse Stock Split, if effected, may not increase the market price of our common stock in proportion to the reduction in the number of shares of our common stock outstanding, or at all. If the proposed Reverse Stock Split does result in an increase in the market price of our common stock, the increase may not be long-term or permanent. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future growth and other factors detailed from time to time in the reports we file with the SEC. We cannot predict the effect that the Reverse Stock Split may have upon the market price of our common stock with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

●	Even if our shareholders approve the Reverse Stock Split and the Reverse Stock Split is effected, there can be no assurance that we will continue to meet the continued listing requirements of the Nasdaq Capital Market.

●	The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

●	Although our Board believes that the decrease in the number of shares of common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of common stock could encourage interest in our common stock and possibly promote greater liquidity for shareholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is approved and effected with respect to our issued and outstanding common stock, each holder of common stock outstanding immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split would be effected simultaneously for all outstanding shares of common stock at the same exchange ratio. Except for adjustments that may result from the treatment of fractional shares (as described below), the Reverse Stock Split would affect all shareholders uniformly and would not change any shareholder’s percentage ownership interest in us. The relative voting rights and other rights and preferences that accompany the shares of common stock will not be affected by the Reverse Stock Split. Shares of common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable.

The Reverse Stock Split will not affect the number of authorized shares of common stock. Although the Reverse Stock Split will not, by itself, have any immediate dilutive effect on shareholders, the proportion of shares owned by shareholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of common stock would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times and for such purposes as our Board may deem advisable without further action by shareholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of common stock are issued in the future, such shares could be dilutive to our existing shareholders by decreasing such shareholders’ percentage of equity ownership in us.

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Assuming this proposal is approved by the shareholders and implemented by the Board:

	Current(1)	1:25	1:50	1:100
Common Stock Authorized	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Common Stock Issued and Outstanding	139,987,122	5,599,485	2,799,742	1,399,872
Number of Shares of Common Stock Reserved for Issuance(2)	6,696,472	267,859	133,930	66,965
Number of Shares of Common Stock Authorized but Unissued and Unreserved	853,316,406	994,132,656	997,066,328	998,533,163
Price per share, based on the closing price of our Common Stock on September 20, 2024(3)	$0.15	$3.75	$7.50	$15.00

(1)	Data provided is as of September 20, 2024.
(2)	Includes, on a pre-split basis, (i) 310,797 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $4,151.95 per share, under our 2012 Amended and Restated Incentive Stock Option Plan, the 2014 Stock Incentive Plan, the 2016 Stock Incentive Plan, the 2017 Stock Incentive Plan, the 2018 Equity Incentive Plan, the 2019 Stock Incentive Plan, the 2020 Stock Incentive Plan, the Amended and Restated 2020 Stock Incentive Plan, (ii) 55,544 shares of common stock available for future issuance under our 2020 Stock Incentive Plan, (iii) 6,307,205 shares of common stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $16.05 per share, and (iv) 22,926 shares of common stock available for future issuance under our 2023 Employee Stock Purchase Plan. Does not include shares that may be issued under the Sales Agreement with A.G.P./Alliance Global Partners, dated July 30, 2024, or the Purchase Agreement with Lincoln Park Capital Fund, LLC, dated August 16, 2022.
(3)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the common stock on September 20, 2024.

The Reverse Stock Split will have no effect on the number of authorized shares of preferred stock or the par value of the preferred stock.

Effect on the Equity Incentive Plans, Outstanding Options and Warrants

If the Reverse Stock Split is approved and effected, the total number of shares of common stock reserved for issuance under our equity incentive plans would be reduced in proportion to the ratio selected by our Board. The total number of shares of common stock reserved for issuance pursuant to outstanding but unexercised warrants would be reduced in proportion to the Reverse Stock Split ratio.

Under the terms of our outstanding equity awards, options and warrants, the Reverse Stock Split would adjust and proportionately reduce the number of shares of common stock issuable upon exercise or vesting of such awards, options and warrants in the same ratio of the Reverse Stock Split and, correspondingly, would proportionately increase the exercise or purchase price, if any, of all such awards, options and warrants. The number of shares of common stock issuable upon exercise or vesting of outstanding equity awards, options and warrants and the exercise or purchase price related thereto, if any, would be equitably adjusted in accordance with the terms of the equity incentive plans or warrants, which may include rounding the number of shares of common stock issuable down to the nearest whole share.

Potential Anti-Takeover Effect

An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the increased available shares might be to make more difficult or to discourage an attempt to take over or otherwise acquire control of us (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of our Board or contemplating a tender offer or other change in control transaction).

Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of us, and the Reverse Stock Split Proposal is not part of any plan by our Board to recommend or implement any anti-takeover measure.

Accounting Matters

The Reverse Stock Split will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Mechanics of the Reverse Stock Split

Effect on Registered “Book-Entry” Holders of our Common Stock

Holders of common stock hold some or all of their common stock electronically in book-entry or “street name” form under the direct registration system for securities. These shareholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of common stock registered in their accounts. If you hold registered common stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split, if implemented. Instead, shareholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

7

No Dissenter’s or Appraisal Rights

Our shareholders are not entitled to any dissenter’s or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide shareholders with any such right.

Certain U.S. Federal Income Tax Considerations of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split. We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the Internal Revenue Service will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, certain former U.S. citizens and lawful permanent residents of the United States, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities (including S-corporations), traders in securities that elect to mark-to-market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes, (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment), (iv) persons liable for the alternative minimum tax, (v) persons that directly, indirectly or constructively, own 5% or more of the total combined voting power of our stock or of the total value of our equity interests or (vi) persons that will hold shares of common stock in connection with a permanent establishment or fixed base outside the United States. This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address U.S. federal tax considerations other than income tax considerations (such as Medicare contribution tax on net investment income, the alternative minimum tax, or estate or gift taxes) or tax considerations arising under any U.S. state or local or non-U.S. laws. In addition, this summary does not address the tax consequences of transactions effectuated before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular tax consequences of the Reverse Stock Split to them.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization and other than with respect to a U.S. holder that receives a full share in lieu of a fractional share, as described below, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same as such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

8

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, shareholders who would be entitled to receive fractional shares because they hold a number of shares of common stock not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share of common stock. The U.S. federal income tax consequences of the receipt of such an additional fraction of a share are not clear. A U.S. holder that receives a full share in lieu of a fractional share may recognize income as a deemed distribution or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such shareholder was otherwise entitled. We are not making any representations as to whether the receipt of one whole share in lieu of a fractional share will result in income as a deemed distribution or gain to any shareholder. U.S. holders are urged to consult their own tax advisors as to the possible tax consequences of receiving an additional fraction of a share in the Reverse Stock Split.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Required Vote

In accordance with NRS 78.2055 and our bylaws, approval of the Reverse Stock Split requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Special Meeting or by proxy and voting at the Special Meeting. Abstentions and broker non-votes, if any, will not be considered votes cast and as such will have no impact on the outcome of this proposal.

The Board unanimously recommends a vote “FOR” the approval

of the Reverse Stock Split Proposal.

9

PROPOSAL 2: APPROVAL OF THE PROPOSAL TO INCREASE AUTHORIZED SHARES

In the event our common stock falls below the Low Price Requirement prior to shareholder approval of the Reverse Stock Split Proposal, or in the event we are unable to obtain shareholder approval of the Reverse Stock Split Proposal, our Board may effect a reverse stock split of our common stock pursuant to NRS 78.207 (the “Board Reverse Stock Split”) to regain compliance with the Low Price Requirement or the Minimum Bid Price Requirement. In the event that the Board Reverse Stock Split is effectuated by the Board prior to the date of the Special Meeting, we would be required to promptly file with the State of Nevada a Certificate of Change, which would effectuate the Board Reverse Stock Split and also have the effect of amending our Articles of Incorporation to decrease the number of authorized shares of our common stock set forth therein, depending on the ratio approved by the Board for the Board Reverse Stock Split (the “Board Reverse Stock Split Ratio”), as follows:

	Current (1)	1:25	1:50	1:100
Common Stock Authorized	1,000,000,000	40,000,000	20,000,000	10,000,000

(1)	Data provided is as of September 23, 2024.

In the event of a Board Reverse Stock Split as described above, our Board has approved, subject to shareholder approval, an amendment to our Articles of Incorporation to increase our authorized shares of common stock to 1,000,000,000 (the “Amendment”). The increase in our authorized shares of common stock would become effective upon the filing of the Amendment with the Nevada Secretary of State. Approval of this proposal will grant our Board the authority, at its discretion, without further action by our shareholders, to file the Amendment. Even if our shareholders approve this proposal, our Board may determine in its discretion not to file the amendment to our Articles of Incorporation; however, if the Amendment is approved and we have effected a Board Reverse Stock Split prior to such approval, we intend to file the Amendment as soon as practicable following the Special Meeting.

The form of the text of the amendment (which would be filed with the Nevada Secretary of State on its then prescribed form of Certificate of Amendment) is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

Outstanding Shares and Purpose of the Proposal

Our Articles of Incorporation currently authorizes us to issue a maximum of 1,000,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, $0.001 par value per share. Our issued and outstanding securities, as of the Record Date and as adjusted for various potential Board Reverse Stock Split Ratios are as follows:

	Current(1)	1:25	1:50	1:100
Common Stock Authorized	1,000,000,000	40,000,000	20,000,000	10,000,000
Common Stock Issued and Outstanding	139,987,122	5,599,485	2,799,742	1,399,872
Number of Shares of Common Stock Reserved for Issuance(2)	6,696,472	267,859	133,930	66,965
Number of Shares of Common Stock Authorized but Unissued and Unreserved	853,316,406	994,132,656	997,066,328	998,533,163
Price per share, based on the closing price of our Common Stock on September 20 2024(3)	$0.15	$3.75	$7.50	$15.00

(1)	Data provided is as of September 20, 2024.
(2)	Includes (i) 310,797 shares of common stock issuable upon exercise of stock options, with a weighted average exercise price of $4,151.95 per share, under our 2012 Amended and Restated Incentive Stock Option Plan, the 2014 Stock Incentive Plan, the 2016 Stock Incentive Plan, the 2017 Stock Incentive Plan, the 2018 Equity Incentive Plan, the 2019 Stock Incentive Plan, the 2020 Stock Incentive Plan, the Amended and Restated 2020 Stock Incentive Plan, (ii) 55,544 shares of common stock available for future issuance under our 2020 Stock Incentive Plan, (iii) 6,307,205 shares of common stock issuable upon exercise of outstanding warrants, with a weighted average exercise price of $16.05 per share, and (iv) 22,926 shares of common stock available for future issuance under our 2023 Employee Stock Purchase Plan. Does not include shares that may be issued under the Sales Agreement with A.G.P./Alliance Global Partners, dated July 30, 2024, or the Purchase Agreement with Lincoln Park Capital Fund, LLC, dated August 16, 2022.
(3)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the common stock on September 20, 2024.

The approval of the Amendment in the event of a Board Reverse Stock Split is important for the ongoing business of the Company.  Without additional authorized shares of common stock, (i) the Company may not be able to raise additional financing which is needed to fund our ongoing clinical and research programs, (ii) the Company may not be able to attract and retain key employees, officers and directors, and (iii) the Company may not be able to make strategic acquisitions, although no such acquisitions are currently contemplated.

The increase in the number of authorized shares of common stock may be available for our Board to issue in future financings, to provide equity incentive to employees, officers and directors, to make stock-based acquisitions and for other general corporate purposes, and we intend to use the additional shares of common stock that will be available to undertake any such issuances. We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. The Company is therefore requesting its shareholders approve this proposal to amend its Articles of Incorporation to increase the authorized shares of common stock in the event of a Board Reverse Stock Split.

Rights of Additional Authorized Shares

Any authorized shares of common stock, if and when issued, would be part of our existing class of common stock and would have the same rights and privileges as the shares of common stock currently outstanding. Our shareholders do not have pre-emptive rights with respect to the common stock, nor do they have cumulative voting rights. Accordingly, should the Board issue additional shares of common stock, existing shareholders would not have any preferential rights to purchase any of such shares, and their percentage ownership of our then outstanding common stock could be reduced.

10

Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share and the voting power and ownership interest of current shareholders.  The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding. We could also use the additional shares of common stock that will become available for issuance to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its shareholders. The proposed increase in authorized shares of common stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the proposed increase in authorized shares of common stock may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed increase in authorized shares of common stock may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, nor is this proposal being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any such actions that it deems to be consistent with its fiduciary duties.

Vote Required and Board Recommendation

Approval of an amendment to our Articles of Incorporation to increase our authorized shares of common stock to 1,000,000,000 in the event of a Board Reverse Stock Split requires the affirmative vote of the majority of the voting power of the shares of common stock issued and outstanding as of the Record Date. Abstentions and broker non-votes, if any, will have the effect of a vote against this proposal.

The Board unanimously recommends a vote “FOR” the Proposal to Increase Authorized Shares.

11

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of September 20, 2024:

●	by each person who is known by us to beneficially own more than 5% of our common stock;

●	by each of our officers and directors; and

●	by all of our officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Tonix Pharmaceuticals Holding Corp., 26 Main Street, Suite 101, Chatham, New Jersey 07928.

NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED(1)		PERCENTAGE OF COMMON STOCK(2)
Directors and Executive Officers
Seth Lederman	Common Stock	47,773	(3)	*
Jessica Morris	Common Stock	1,720	(4)	*
Bradley Saenger	Common Stock	1,636	(5)	*
Gregory Sullivan	Common Stock	1,956	(6)	*
Richard Bagger	Common Stock	690	(7)	*
Margaret Smith Bell	Common Stock	693	(8)	*
David Grange	Common Stock	692	(9)	*
Adeoye Olukotun	Common Stock	691	(10)	*
Newcomb Stillwell	Common Stock	715	(11)	*
Carolyn Taylor	Common Stock	672	(12)	*
James Treco	Common Stock	700	(13)	*
Officers and Directors as a Group (11 persons)	Common Stock	57,938	(14)	*	%

*	Denotes less than 1%

(1)	Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of September 20, 2024 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)	Percentage based upon 139,987,122 shares of common stock issued and outstanding as of September 20, 2024.

(3)	Includes 47,627 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days, 1 shares of common stock owned by Lederman & Co, 1 share of common stock owned by L&L, 1 share of common stock owned by Targent, 1 share of common stock owned by Leder Laboratories, Inc. (Leder Labs), 1 share of common stock owned by Starling, 122 shares owned through an IRA account and 1 share owned by Dr. Lederman’s spouse. Seth Lederman, as the Managing Member of Lederman & Co and Targent, the Manager of L&L and the Chairman of Leder Labs and Starling, has investment and voting control over the shares held by these entities.

(4)	Includes 1,719 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(5)	Includes 1,632 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(6)	Includes 1,940 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(7)	Includes 688 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(8)	Includes 692 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(9)	Includes 692 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(10)	Includes 690 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(11)	Includes 715 shares of common stock underlying options and restricted stock units which are currently exercisable or vested or become exercisable within 60 days.

(12)	Includes 672 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(13)	Includes 698 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(14)	Includes 57,765 shares of common stock underlying options which are currently exercisable or vested or become exercisable within 60 days, 1 shares of common stock owned by Lederman & Co, 1 share of common stock owned by L&L, 1 share of common stock owned by Targent, 1 share of common stock owned by Leder Labs, 1 share of common stock owned by Starling, 122 shares owned through an IRA account of Dr. Lederman, and 1 share owned by Dr. Lederman’s spouse.

12

PROPOSALS OF SHAREHOLDERS FOR THE 2025 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2025 Annual Meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: 26 Main Street, Suite 101, Chatham, New Jersey 07928, Attention: Secretary, no later than December 16, 2024.

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such Annual Meeting of shareholders, without any discussion of the matter in the proxy statement.

In addition, our Third Amended and Restated Bylaws contain an advance notice provision that requires that all business proposed by a shareholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a shareholder for a vote at an Annual Meeting, the shareholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the shareholder for a vote. The shareholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a shareholder’s notice must be received by the Secretary at least 90 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 120 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 25 calendar days from the date corresponding to the date of the preceding year’s Annual Meeting, or if we did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary not later than the close of business on the tenth calendar day following the day on which such notice of the date of the Annual Meeting was mailed or the date on which public disclosure of the date of the Annual Meeting was made, whichever first occurs.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

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OTHER BUSINESS

The Board knows of no business to be brought before the Special Meeting other than as set forth above. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer and Chairman of the Board of Directors

Chatham, New Jersey
September 23, 2024

14

APPENDIX A

TONIX PHARMACEUTICALS HOLDING CORP.

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

Article IV has been amended and restated to increase the authorized shares of Common Stock to 1,000,000,000. The complete text of Article IV is as follows:

IV. AUTHORIZATION OF CAPITAL STOCK: The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

Class	Par Value		Authorized Shares
Common	$0.001		1,000,000,000
Preferred	$0.001		5,000,000
		Total:	1,000,000,000

A-1

PROXY

TONIX PHARMACEUTICALS HOLDING CORP.

PROXY FOR SPECIAL MEETING TO BE HELD ON OCTOBER 30, 2024
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints SETH LEDERMAN and BRADLEY SAENGER (the “Proxies”) and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Special Meeting of Stockholders (the “Meeting”) to be held on October 30, 2024, at 11:00 a.m., Eastern Time via Internet or at any adjournments or postponements thereof. On the date of the meeting, you may log in to the meeting by using the unique join link provided after you have registered. Please have your Virtual Control Number with you during the meeting in order to vote.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or Proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In order to attend the Meeting you must pre-register at http://web.viewproxy.com/tonixpharma/2024/.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE

▲   PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.   ▲

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held October 30, 2024.

This Proxy Statement is available at:
http://web.viewproxy.com/tonixpharma/2024/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.

1.	The approval of a proposal to authorize the Company’s Board of Directors (the “Board”), in its discretion at any time within one year after shareholder approval is obtained, to effect a reverse stock split of then-outstanding shares of the Company’s common stock, at a ratio of not less than one-for-two (1:2) and not greater than one-for-one hundred (1:100), with the exact ratio to be determined by the Board and included in a public announcement (the “Reverse Stock Split Proposal”).

☐ FOR ☐ AGAINST ☐ ABSTAIN

2.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to increase the Company’s authorized shares of common stock to 1,000,000,000 in the event a reverse stock split of our common stock is effectuated prior to approval of the Reverse Stock Split Proposal.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please mark your votes like this ☒

NOTE:	To act on such other matters as may properly come before the meeting or any adjournment thereof.

Date:

Signature

Signature (if held jointly)

NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

CONTROL NUMBER

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

▲   PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.   ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Shares on the Internet: Go to www.fcrvote.com/TNXPSM Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Shares by Phone:

Call 1 (866) 402-3905

Use any touch-tone telephone to vote your Shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.